                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


                                  May 31, 2002
                Date of Report (Date of earliest event reported)


                                   SYLVAN INC.

             (Exact name of registrant as specified in its charter)


                         Commission file number: 0-18967

               Nevada                                       25-1603408
     (State or other jurisdiction                         (I.R.S. Employer
           of incorporation)                            Identification No.)


       333 Main Street, P.O. Box 249
           Saxonburg, Pennsylvania                            16056
    (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (724) 352-7520

Item 4. Changes in Registrant's Certifying Accountant.

The Audit Committee of the Board of Directors of Sylvan Inc. annually considers and recommends to the Board the selection of Sylvan's independent accountant. As recommended by the Audit Committee, Sylvan's Board dismissed Arthur Andersen LLP ("Andersen") as Sylvan's independent accountant and engaged Ernst & Young LLP ("E&Y") to serve as Sylvan's independent accountant for 2002.

During the years ended December 31, 2000 and December 30, 2001, and through the date of this Form 8-K report, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on Sylvan's consolidated financial statements for such years, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Andersen's reports on Sylvan Inc.'s financial statements for each of the past two fiscal years ended December 31, 2000 and December 30, 2001, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

Sylvan has provided Andersen with a copy of the foregoing statements. Attached, as Exhibit 16, is a copy of a letter from Andersen stating its agreement with these statements.

During Sylvan's two most recent fiscal years and through the date of this Form 8-K report, Sylvan did not consult with E&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Sylvan's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

c)   The following exhibits are filed with this document

Exhibit
Number            Description
------            -----------
16                Letter from Arthur Andersen LLP to the Securities and Exchange
                  Commission dated May 31, 2002

99.1              Press release dated June 4, 2002

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SYLVAN INC.

Date:      June 7, 2002                 By: /s/ Fred Y. Bennitt
                                            ----------------------------
                                            Fred Y. Bennitt
                                            Secretary/Treasurer






                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------
16                Letter from Arthur Andersen LLP to the Securities and Exchange
                  Commission dated May 31, 2002

99.1              Press release dated June 4, 2002